UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

OCTOBER 22, 2001
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
-------------------------------------------------------
(Address of principal executive offices)

336-229-1127
------------
(Registrant's telephone number, including area code)


ITEM 9. Regulation FD Disclosure.

Summary information of the Company dated October 22, 2001.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By /s/ BRADFORD T. SMITH
                  ----------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer


Date: October 22, 2001



This information contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect the Company's financial results is included in the Company's Form 10-K for the year ended December 31, 2000 and subsequent filings.


Profile of LabCorp
 - Nationwide network of 24 primary testing locations and 900 patient service centers
 - Conducts tests on 280,000 specimens daily
 - Offers more than 4,000 test procedures
 - Serves over 200,000 physicians and other health care providers
 - More than 19,000 employees nationwide


The Clinical Laboratory Testing Market
US market is approximately $32-34 billion

CLINICAL LABORATORY TESTING           INDEPENDENT CLINICAL LABORATORIES

Hospitals                  49%        All others                   85%
Independent Clinical Labs  39%        LabCorp($1.919b)             15%
Physician Offices          12%

Source: Company estimates, industry reports & 2000YE revenue for LabCorp


2001 Strategic Goals

 - Maintain national coverage for all key customers
 - Expand upon leading position in genomic testing
 - Evaluate appropriate acquisition candidates
 - Continue to move to single billing system


Genomic Strategy
Utilize DNA testing leadership to execute genomic leadership strategy

 - Targeted introduction of new tests
 - Acquire innovative technology
 - License/Partner to expand menu

Genomic Strategy (Update)

INTERNAL                   ACQUISITION              LICENSE/PARTNER
--------                   -----------              ---------------
CMBP:                      NGI:                     VIRCO:
 - Cancer                  - Infectious Disease     - HIV Genotyping &
 - Genetics                    Hepatitis C              Phenotyping
 - Infectious Disease      - Cancer:
    (GENOSURE)                 Melanoma             VIROLOGICS:
                               Breast               - HIV Phenotyping

CLINICAL TRIALS:           VIRO-MED:                EXACT SCIENCES:
 - Drug metabolism         - Infectious Disease     - Colorectal Cancer
                               HIV
POSITITVE OUTCOMES:            Hepatitis            ALPHA:
  (being tested)           - Extra Capacity         - PCR Plasma
                           - Real-time PCR

                           CENTER FOR GENETIC SERVICES:
                           - Expanded Genetics
                               Capabilities in Southwest


Financial Performance
Price & Volumes:  Trends by Payor Type

                                                                  YTD SEPT
                          1999                 2000                 2001
                     PPA   Accessions     PPA  Accessions       PPA  Accessions
                      $    millions        $    millions         $    millions
                     -----------------    ----------------    -----------------
Client (Physicians)   21.67    27.0        22.70   27.1         23.90    21.1
Patient               92.56     2.3       102.87    2.2        111.57     1.9
Third Party           27.75    11.7        29.80   10.3         32.37     8.8
(MC/MD/Insurance)
Managed Care
 - Capitated           9.37     8.4         8.89   10.6          8.90     8.9
 - Fee for service    39.28    12.7        42.32   16.0         43.24    12.8
                     ------    ----       ------   ----        ------    ----
Total                 27.41    21.1        28.97   26.6         29.15    21.7
                     ------    ----       ------   ----        ------    ----
LabCorp Total        $27.35    62.1       $28.98   66.2        $30.56    53.5
                     ======    ====       ======   ====        ======    ====



Financial Performance
Revenue Analysis by Business Area

                             YTD SEPT 2000

                  Revenue      Accns     %Accns       PPA
                 $Million       000     to total       $
                 ---------    -------   --------    ------
Esoteric:
Genomic
(CMBP/NGI)        94.6         858.5     1.7%       110.24
Other Esoteric
 (Powell CET)    134.9       3,000.4     6.0%        44.98

Core:          1,203.8      46,181.4    92.3%        26.06
               -------      --------   ------        -----

Total:         1,433.3      50,040.3   100.0%        28.64
               =======      ========   ======        =====


Financial Performance
Revenue Analysis by Business Area

                             YTD SEPT 2001                   00 vs 01
                                                               PPA
                    Revenue     Accns    %Accns    PPA         Incr/
                    $Million     000   to total     $         (Decr)
                   ---------   ------  ---------  -------    ---------
Esoteric:
Genomic
(CMBP/NGI)          123.3      1,029.9    1.9%    119.71         8.6%

Other Esoteric
 (Powell CET)       146.9      3,470.1    6.5%     42.34        (5.9)%

Core:             1,365.8     49,036.3   91.6%     27.85         6.9%
                  -------     --------  ------    ------      ------
Total:            1,636.0     53,536.3  100.0%     30.56         6.7%
                  =======     ========  ======    ======       =====


Third Quarter Operating Results

                                        09/30/00       09/30/01
                                        --------       --------
           Revenue                        488.1          560.9
           Operating Expense              418.8          460.6
                                          -----          -----
           Operating Income                69.3          100.3
                                          =====          =====
                Margin                     14.2%          17.9%
           EBITDA                          92.1          125.4
                                          =====          =====
                Margin                     18.9%          22.3%
           Bad Debt % to revenue           10.2%           9.0%
           DSO                               70             62


2001 Third Quarter Financial Achievements

 - Increased revenues 14.9% (volume 8.6%; price 6.3%)
 - Increased EBITDA 36.1%
 - Increased diluted EPS 55.3%*
 - Repaid $412.5 million in outstanding bank debt with proceeds from the issuance of zero coupon convertible subordinated notes

* Before extraordinary item and one-time charge for early extinguishment of debt


Nine Month Operating Results

                                        YTD 9/00       YTD 9/01
                                        --------       --------
           Revenue                       1,433.3        1,636.0
           Operating Expense             1,235.4        1,345.8
                                         -------        -------
           Operating Income                198.0          290.2
                                         =======        =======
                Margin                      13.8%          17.7%
           EBITDA                          263.5          363.8
                                         =======        =======
                Margin                      18.4%          22.2%
           Bad Debt % to revenue            10.2%           9.4%
           DSO                                70             62


2001 YTD Accomplishments

 - Acquired Path Lab in New England
 - Acquired Viro-Med in Minneapolis
 - Completed two-for-one stock split
 - Successful offering of 12.0 million Roche-owned shares
 - New managed care agreement with MAMSI
 - Entered strategic partnership with EXACT Sciences
 - Entered strategic partnership with Alpah Therapeutic
     Corporation for plasma testing
 - First FDA approved HIV and Hepatitis C molecular tests for Plasma Screening ("virtual kits")


2001 Nine Month Financial Achievements

 - Increased revenues 14.2% (volume 7.2%; price 7.0%)
 - Increased EBITDA 38.1%
 - Increased diluted EPS 57.1%*
 - DSO decline of 6 days from December 2000
 - Repaid all outstanding bank debt with $500 million raised by issuance of convertible subordinated notes

* Before extraordinary item and one-time charge for early extinguishment of debt


Quarterly DSO Trend
DSO Trend December '97 through September '01

December 1997  - 79 days       June 2000       - 70 days
December 1998  - 83 days       September 2000  - 70 days
March 1999     - 83 days       December 2000   - 68 days
June 1999      - 79 days       March 2001      - 67 days
September 1999 - 76 days       June 2001       - 64 days
December 1999  - 74 days       September 2001  - 62 days
March 2000     - 72 days


Financial Goals for 2001

 - Increase overall revenues by approximately 13.5% compared to 2000
 - Bad debt rate of 9.0% of sales in fourth quarter
 - EBITDA margins of approximately 21% of sales
 - EPS growth of approximately 55% compared to 2000
 - Lower DSO to the mid 60's range


Financial Goals for 2002

 - Increase overall revenues by approximately 12% compared
 -   to 2001
 - Bad debt rate of 9.0% of sales
 - EPS growth of approximately 33% compared to 2001 under existing accounting rules
 - Lower DSO to the 60 day range
 - Nonamortization of goodwill impact of $26 million, with increase in diluted EPS of approximately $0.36

Opportunity for Investors

 - A proven strategy for growth
 - LabCorp is a pioneer in identifying and commercializing innovative technologies-the first to fully embrace molecular diagnostics
 - LabCorp's national infrastructure connects large scale proficiency with wide scale technological expertise
 - New advances in scientific research will generate growth and demand for molecular testing
 - Strong balance sheet


Other Financial Information
September 30, 2001
($ in millions,except per share amounts)

                                           Q1 01     Q2 01     Q3 01
                                           -----     -----     -----
Depreciation                               $13.8     $14.6    $ 15.3
Amortization                               $ 9.2     $10.9    $  9.1
Goodwill amortization                      $ 6.0     $ 7.8    $  6.6
Diluted EPS before goodwill amortization   $ 0.70    $ 0.84   $  0.82
Capital expenditures                       $12.7     $20.9    $ 25.4
Cash flows from operations                 $64.5     $74.2    $113.7
Bad debt as a percentage of sales            9.70%     9.40%     9.00%
Effective interest rate on debt              5.77%     5.67%     2.00%
Days sales outstanding                         67        64        62


Other Financial Information
September 30, 2001
($ in millions,except per share amounts)
                                             YTD
                                           Sept 01
                                           -------
Depreciation                                $ 43.7
Amortization                                $ 29.9
Goodwill amortization                       $ 20.4
Diluted EPS before goodwill amortization    $  2.36
Capital expenditures                        $ 59.0
Cash flows from operations                  $252.4
Bad debt as a percentage of sales              9.36%
Effective interest rate on debt                 N/A
Days sales outstanding                           62